DWS VARIABLE SERIES II

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED PORTFOLIO:

                             ----------------------

                               DWS Technology VIP

The following information replaces the disclosure in the "Portfolio management" section of the portfolio's prospectuses:

The portfolio is managed by a team of investment professionals who collaborate to implement the portfolio's investment strategy. Each portfolio manager on the team has authority over all aspects of the portfolio's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.

The following people handle the day-to-day management of the portfolio:

Frederic L. Fayolle, CFA                         Clark Chang                                Walter Holick
Vice President of Deutsche Asset Management      Director of Deutsche Asset Management      Director of Deutsche Asset Management
and Lead Portfolio Manager of the portfolio.     and Portfolio Manager of the portfolio.    and Portfolio Manager of the portfolio.
 o Joined Deutsche Asset Management and           o Global Equity analyst for Technology     o Joined Deutsche Asset Management in
   the Technology team in July 2000 after           Fund: New York.                            1990 as fund manager for global
   10 years of experience with Philips            o Joined Deutsche Asset Management in        equities: technology,
   Electronics in the USA with responsibility       2007 after seven years of experience       telecommunication services and media.
   for Philips's CRT display industry               as senior analyst for technology         o Head of Technology Sector Team;
   research for North America.                      sector for Firsthand Capital               senior fund manager: Frankfurt
 o Equity portfolio manager covering                Management, Nollenberger Capital
   Information Technology and                       Partners and Fulcrum Global Partners.    o Joined the portfolio in 2009.
   Internet: Frankfurt                            o Joined the portfolio in 2008.            o Master of Social Science in Money,
                                                  o BS in Computer Science from                Banking and Finance, University of
 o Joined the portfolio in 2009.                    University of California, Los              Birmingham, UK; Diplom-Kaufmann
 o MS in engineering from University of             Angeles (UCLA); MBA with Finance           (German Master's degree in business
   Michigan; MS in engineering from Ecole           concentration from Anderson School         economics), J.W. Goethe-Universitat,
   Centrale Paris; MBA with Finance                 of Management, UCLA.                       Frankfurt.
   concentration from University of Michigan
   Business School.

The portfolio's Statement of Additional Information provides additional information about a portfolio manager's investments in the portfolio, a description of the portfolio management compensation structure and information regarding the accounts managed.










               Please Retain This Supplement for Future Reference




                                                          [DWS INVESTMENTS LOGO]
                                                           Deutsche Bank Group

July 31 2009
VS-3626